                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 28, 2004
                                (DATE OF REPORT)



                               UGI UTILITIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         PENNSYLVANIA                 1-1398                   23-1174060
(STATE OR OTHER JURISDICTION     (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)               NUMBER)              IDENTIFICATION NO.)


                              100 KACHEL BOULEVARD
                     GREEN HILLS CORPORATE CENTER, SUITE 400
                           READING, PENNSYLVANIA          19607
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 796-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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UGI Utilities, Inc.                                               Form 8-K
Page 2                                                            April 28, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 28, 2004, UGI Corporation, the parent of UGI Utilities, Inc., issued a press release announcing financial results for itself and UGI Utilities, Inc. for the second fiscal quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.



                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         UGI UTILITIES, INC.
                                         (REGISTRANT)



                                         By: /s/  Robert W. Krick
                                             -----------------------------------
                                             Robert W. Krick
                                             Assistant Treasurer


Date: April 28, 2004
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                                  EXHIBIT INDEX

The Following Exhibits Are Furnished:

EXHIBIT NO.      DESCRIPTION
-----------      -----------
  *  99          Press Release of UGI Corporation dated April 28, 2004.

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*     The Exhibit attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.